                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                             AMERICAN WAGERING, INC.
                (Name of Registrant as Specified in Its Charter)
 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                            AMERICAN WAGERING, INC.
                   675 Grier Drive, Las Vegas, Nevada 89119

                          NOTICE AND PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD 10:00 A.M., JULY 15, 1997



     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of American Wagering, Inc. (the "Company") will be held on Tuesday, July 15, 1997, at 10:00 a.m., local time, at the Company's executive offices at 675 Grier Drive, Las Vegas, Nevada, for consideration of and action by the holders of the Company's Common Stock upon the following matters:

   1. The election of a Board of five directors, with each director to serve until the next annual meeting of Stockholders or until the election and qualification of his respective successor;

   2. To approve an amendment to the 1995 Stock Option Plan to, among other things, increase the number of shares available in the Plan by 200,000;

   3. The ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending January 31, 1998; and

   4. The transaction of such other business as may properly come before the Annual Meeting and any adjournment thereof, and matters incident to the conduct of the Annual Meeting.

     The Board of Directors has fixed the close of business on June 16, 1997, as the record date for the determination of holders of Common Stock of the Company entitled to notice of, and to vote at, the Annual Meeting. The Company's Annual Report to Stockholders for the year ended January 31, 1997, accompanies this Notice and Proxy Statement.

     STOCKHOLDERS (WHETHER THEY OWN ONE OR MANY SHARES AND WHETHER THEY EXPECT TO ATTEND THE ANNUAL MEETING OR NOT) ARE REQUESTED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.



                                        By Order of the Board of Directors



                                        Michael Merillat, Secretary

June 16, 1997

                            AMERICAN WAGERING, INC.

                   675 Grier Drive, Las Vegas, Nevada 89119

                                PROXY STATEMENT


     This Proxy Statement is furnished and is being mailed with the accompanying proxy on approximately June 23, 1997, to each Stockholder of record of American Wagering, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company, to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Tuesday, July 15, 1997, at 10:00 a.m., local time, at the Company's executive offices at 675 Grier Drive, Las Vegas, Nevada, and at any adjournment thereof, for the purposes stated below.


     Any person giving a proxy has the power to revoke it at any time before its exercise by a later dated proxy, a written revocation sent to the Secretary of the Company or attendance at the Meeting and voting in person. In the absence of contrary instructions, properly executed proxies, received and unrevoked, will be voted by the persons named in the proxy: (i) for the election of the directors proposed by the Board of Directors; (ii) for amendment to the 1995 Stock Option Plan to, among other things, increase the number of shares available in the Plan by 200,000; (iii) for the ratification of Arthur Anderson LLP as the Company's independent public accountants for the fiscal year ending January 31, 1998; and (iv) in their discretion, on such other business as may properly come before the Meeting and matters incident to the conduct of the Meeting.



                       VOTING SECURITIES OF THE COMPANY


     Only Stockholders of record at the close of business on June 16, 1997, are entitled to notice of, and to vote at, the Meeting. On June 15, 1997, the outstanding voting securities of the Company consisted of 7,837,500 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters presented to the Meeting with no right to vote cumulatively.


     The Company's By-laws provide that the presence, in person or by proxy, of two thirds of the issued and outstanding shares of the Company entitled to vote at the Meeting will constitute a quorum. Provided that the quorum requirements are met, the nominees for election as directors of the Company at the Meeting who receive the greatest number of votes cast will be elected as directors.


     Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present for the transaction of business at the Meeting. Abstentions are counted as negative votes in tabulations of the votes cast on proposals presented to Stockholders, whereas broker non-votes have no effect on the outcome of voting.

     The following table sets forth, at June 15, 1997, the number and percentage of shares of Common Stock which, according to information supplied to the Company, are beneficially owned by: (i) each person who is a beneficial owner of more than 5% of the Common Stock; (ii) each of the directors, and named executive officers of the Company individually; and (iii) all current directors and executive officers of the Company as a group. Under rules adopted by the Securities and Exchange Commission, a person is deemed to be a beneficial owner of Common Stock with respect to which he has or shares voting power (which includes the power to vote or to direct the voting of the security), or investment power (which includes the power to dispose of, or to direct the disposition of, the security). A person is also deemed to be the beneficial owner of shares with respect to which he could obtain voting or investment power within 60 days of June 15,1997, such as upon the exercise of options or warrants.




           Name and Address                  Number of Shares     Percentage
------------------------------------------   ------------------   -----------
Robert Barengo    ........................        525,000(1)          6.70%
675 Grier Drive
Las Vegas, Nevada 89119

Robert D. Ciunci  ........................        105,000(2)          1.34%
675 Grier Drive
Las Vegas, Nevada 89119

Michael Merillat  ........................        210,000(3)          2.68%
675 Grier Drive
Las Vegas, Nevada 89119

Michael Roxborough   .....................        519,600(4)          6.63%
675 Grier Drive
Las Vegas, Nevada 89119

Victor J. Salerno    .....................      3,885,000            49.57%
675 Grier Drive
Las Vegas, Nevada 89119

All directors and executive officers as a
 group (5 persons)   .....................      5,244,600            66.92%

------------
(1) Includes 525,000 shares held jointly with Mr. Barengo's wife. Does not include 400 shares which may only be issued upon the exercise of stock options after January 31, 1998.

(2) Does not include 50,000 shares which may only be issued upon exercise of stock options after August 22, 1999.

(3) Does not include 50,000 shares which may only be issued upon exercise of stock options after August 22, 1999.

(4) Does not include 300 shares which may only be issued upon exercise of stock options after January 31, 1998.

                             ELECTION OF DIRECTORS


     In accordance with the Company's By-laws, a Board of five directors will serve until the next Meeting or until successors to the directors have been elected and have qualified. All directors are elected annually. It is the intention of the persons named in the proxy, unless otherwise directed, to vote all proxies in favor of the election to the Board of Directors for the nominees listed below. The Board has no reason to believe that any of the nominees will be unable or unwilling to be a candidate for election at the time of the Meeting. If any nominee is unable or unwilling to serve, the persons named in the proxy will use their best judgment in selecting and voting for a substitute candidate.


     The Board of Directors has unanimously recommended a slate of nominees for election as directors at the Meeting. The names of the nominees for directors of the Company, their ages and certain other information is set forth as follows:



          Name                Age                       Position
---------------------------   -----   ------------------------------------------------
Victor J. Salerno    ......   53      President, Chief Executive Officer and Director

Robert D. Ciunci  .........   50      Chief Operating Officer, Chief Financial
                                      Officer, Executive Vice President and Director

Michael Merillat  .........   46      Vice President, Secretary and Director

Robert R. Barengo .........   55      Director

Michael Roxborough   ......   46      Director

     Victor J. Salerno has been President, Chief Executive Officer and a Director of the Company since its inception. Mr. Salerno has been the President, Chief Executive Officer and a Director of Leroy's Horse and Sports Place ("Leroy's"), the subsidiary of the Company which operates the largest number of sports book locations in the state of Nevada and a casino, since September 1979. Mr. Salerno served as an Executive Vice President and Director of Computerized Bookmaking Systems, Inc., formerly known as Autotote CBS Corporation ("CBS"), a company that designs and installs computer systems for the sports betting business, from April 1989 until March 1, 1996. The Company acquired CBS on October 25, 1996. He is a past president of the Nevada Association of Race and Sports Operators. Mr. Salerno is the brother in-law of Mr. Merillat. Mr. Salerno is a member of the Compliance Committee of the Company's Board of Directors.


     Robert D. Ciunci has been Executive Vice President, Chief Financial Officer and a Director of the Company since its inception and became the Chief Operating Officer of the Company on March 7, 1997. Mr. Ciunci has been the Chief Financial Officer of Leroy's since August 1, 1995. From 1981 to June 1995 he was employed by Autotote Corporation, a company that provides computerized wagering systems to race tracks and off track race wagering establishments, as its Vice President Finance, Secretary and Treasurer. He holds a master's degree in business administration and has been a certified public accountant since 1971. Mr. Ciunci is a member of the Compliance Committee of the Company's Board of Directors.


     Michael Merillat has been Vice President, Secretary and a Director of the Company since its inception. Mr. Merillat has been employed by Leroy's since September 1978, currently as Vice President, Secretary, a Director and race manager. Mr. Merillat is the brother-in-law of Mr. Salerno.


     Robert R. Barengo has been a Director of the Company since its inception. Mr. Barengo has been a Director of Leroy's since February 1992. He has been an attorney in private practice since 1972. Mr. Barengo was Speaker Pro Tempore and Speaker of Nevada's Assembly from 1978 to 1983. Mr. Barengo has been a director of the Riviera Holdings Corporation and the Riviera Hotel and Casino since 1992. Since 1993, Mr. Barengo has also been and continues to be at present President and the sole stockholder of Silver State Disseminators Company, a company licensed by Nevada gaming authorities to disseminate racing information in the State of Nevada. Mr. Barengo has also been since 1993 and continues to be at present Chairman of the Nevada Dairy Commission. Mr. Barengo is a member of the Audit, Compensation, Compliance and Stock Option Committees of the Company's Board of Directors.

     Michael Roxborough has been a director of the Company since its inception. Mr. Roxborough has been a director of Leroy's since September 1992. Since 1982, he has been the president of Las Vegas Sports Consultants, Inc., a provider of odds and point spreads to legal sports bookmaking operators including the Company, in the United States, Canada, Mexico, England, Ireland and Australia. Mr. Roxborough is a member of the Audit, Compensation and Stock Option Committees of the Company's Board of Directors.


                              Executive Officers


     The directors listed above who are executive officers of the Company in the positions indicated, comprise all the executive officers of the Company.



                             CERTAIN TRANSACTIONS


     Prior to May 10, 1996, Leroy's, Leroy's Hotel Corporation (the "Hotel Operator"), the subsidiary of the Company which owns and operates a Howard Johnson's hotel and International House of Pancakes restaurant, and B-P Gaming Corporation ("B-P"), the former subsidiary of the Company and operator of the casino adjacent to the hotel, were S Corporations under the Internal Revenue Code. From inception through February 29, 1996 Leroy's made cash distributions of approximately $4.4 million in the aggregate to Messrs. Salerno, Barengo, Roxborough, Ciunci and Merillat (the "Original Stockholders.") On March 21, 1996 Leroy's made cash distributions to the Original Stockholders in the aggregate amount of $3.0 million representing undistributed income through January 31, 1996 on which such stockholders had previously paid federal income taxes. Of the $3.0 million distributed approximately $2.4 million was loaned back to Leroy's by the Original Stockholders and $558,000 was contributed as capital to Leroy's by such stockholders. The loans are repayable pursuant to restated stockholder notes maturing on May 1, 1998 and bearing interest at a current annual rate of 8.25%. In addition, B-P made cash distributions to its stockholders for the year ended December 31, 1995 and Leroy's, the Hotel Operator and B-P made cash distributions for the short tax year ended May 10, 1996 for the taxable income of such companies for such periods. Such distributions eliminated Leroy's, the Hotel Operator's and B-P's accumulated earnings through the date of termination of the S Corporation status of such corporations.


     Leroy's, the Hotel Operator and B-P and the Original Stockholders entered into an agreement on May 10, 1996 which provides that if Leroy's, the Hotel Operator or B-P obtain a tax benefit to the detriment of such stockholders for any tax period, on or prior to May 10, 1996, the affected company shall pay to the stockholders the tax benefit actually derived up to the amount of the tax detriment actually incurred. In addition, for up to $200,000 in the aggregate, such companies have agreed to pay to such stockholders any increased tax liability of such stockholders attributable to a determination by a court of competent jurisdiction or a federal taxing authority that with respect to the federal tax returns of such companies for taxable years prior to May 10, 1996, the tax liability of such companies shall be increased.


     The Company, through its wholly-owned subsidiary, American Wagering Management Company, Inc., provides managerial and related services to Leroy's, CBS and the Hotel Operator ("Operating Companies"). The Company provides executive and administrative services in exchange for a management fee equal to 9.5% of each Operating Company's gross operating revenues (including promotional allowances). During the year ended January 31, 1997, the Operating Companies paid the Company an aggregate of $541,282.


     The Company and the Operating Companies entered into a consolidated income tax return tax sharing agreement on May 10, 1996. In general, the agreement provides that in conjunction with the filing of a consolidated federal income tax return with the Internal Revenue Service each of the Operating Companies will pay to the Company an amount equal to the federal income tax liability that such company would have paid if it were filing its own separate federal income tax return.


     Pursuant to a stock purchase agreement, dated December 12, 1994, between Victor Salerno and Robert Ciunci, Mr. Salerno sold to Mr. Ciunci shares of stock of Leroy's constituting two percent of the outstanding shares of Leroy's for $100,000. The payment for such shares by Mr. Ciunci was required to be made after the receipt of the Nevada Gaming Commission's approval of such sale. The Nevada Gaming Commission approved the sale on February 22, 1996.

     In 1995, in connection with the purchase of the initial 50% interests in the Howard Johnson's hotel and adjacent casino ("Hotel/Casino"), Leroy's made a $200,000 deposit on behalf of Messrs. Salerno, Merillat, Barengo and Roxborough, for the purchase of such 50% interests. Such individuals transferred their right to purchase the interests in the Hotel/Casino to the Hotel Operator for which the Hotel Operator assumed such individuals' obligations to repay Leroy's.

     Mr. Barengo is a director of the Riviera Hotel and Casino (the "Riviera"), at which the Company maintains one of its satellite sports book operations pursuant to a renewable one month lease for which the Company leases 200 square feet. The Company paid the Riviera rent of $158,654 and $141,883 for the years ended January 31, 1997 and 1996.

     CBS leases 2,000 square feet of office space to MEGA$PORTS, Inc., a 50% owned subsidiary of the Company, in the building owned by CBS. Lease payments invoiced were $14,775 for the year ended January 31, 1997.

     CBS leases 3,735 square feet of office space to Las Vegas Sports Consultants, Inc., a company of which Mr. Roxborough is President, in the building owned by CBS. Lease payments received by CBS were $16,470 for the year ended January 31, 1997.


                       BOARD OF DIRECTORS AND COMMITTEES

     The Company's Board of Directors held one meeting during the fiscal year ended January 31, 1997. All other actions taken by the Board during the fiscal year ended January 31, 1997 were taken by unanimous written consent. Each of the then-serving directors attended or participated in at least 75% of the aggregate of all meetings of the Board and all committees of which he was a member during the fiscal year ended January 31, 1997.

     The Company has a Compensation Committee and a Stock Option Committee, each composed of Messrs. Barengo and Roxborough. The Stock Option Committee is authorized to administer and grant options pursuant to the Company's 1995 Stock Option Plan. The Compensation Committee is responsible for recommending executive compensation programs to the Board of Directors and approving compensation decisions with respect to the executive officers of the Company. The Compensation and Stock Option Committees each held one meeting during the fiscal year ended January 31, 1997, which was attended by both of the then-serving committee members.

     The Company has an Audit Committee composed of Messrs. Barengo and Roxborough, which recommends the independent public accountants for appointment by the Board of Directors and reviews reports submitted by the accountants. The Audit Committee held one meeting during the fiscal year ended January 31, 1997, which was attended by both of the then-serving Audit Committee members.

     The Company has a Compliance Committee composed of Messrs. Barengo, Ciunci and Salerno. The Compliance Committee oversees the Company's compliance with gaming law and regulations. The Compliance Committee held one meeting during the fiscal year ended January 31, 1997, which was attended by all of the then-serving Compliance Committee members.

     The Company's By-laws provide that Stockholders may make nominations for election to the Company's Board of Directors if such nominations are in writing and delivered to the Secretary of the Company not less than 60 days and not more than 90 days before the day and month of the previous year's annual meeting; subject to certain exceptions as set forth in the By-laws. Thus, nominations for election to the Board of Directors at the 1998 Annual Meeting must be delivered to the Secretary between April 16, 1998 and May 16, 1998. The stockholder making the nomination must provide certain stock ownership and financial information concerning such nominating stockholder. Only those persons nominated by the Board of Directors and by Stockholders as described above shall be voted upon at the Meeting.


                            EXECUTIVE COMPENSATION

     The following table sets forth certain information covering the compensation paid or accrued by the Company during the fiscal year indicated to its Chief Executive Officer and to its most highly compensated executive officer whose annual salary and bonus exceeded $100,000 during the fiscal year ended January 31, 1997 ("named executive officer"):

                          SUMMARY COMPENSATION TABLE

                                                                        Long term
                                                                      Compensation
                                            Annual Compensation          Awards
                                            --------------------
                             Fiscal Year
       Name and                Ended                               Number of Securities
  Principal Position         January 31     Salary      Bonus      Underlying Options(1)
--------------------------   ------------   ---------   --------   ----------------------
Victor J. Salerno   ......     1997         208,000     39,604                  0
President and Chief
Executive Officer

Robert D. Ciunci    ......     1997         110,000     31,262             50,000
Chief Operating Officer,
Chief Financial Officer &
Executive Vice President

------------
1. Represents options granted under the Company's 1995 Stock Option Plan. Mr. Salerno was not granted options during the fiscal year ended January 31, 1997.

     The following table sets forth the number of securities underlying options, the exercise price and the expiration date for stock options granted to the Chief Executive Officer and the named executive officer who received options during the fiscal year ended January 31, 1997.

              Option Grants in Fiscal Year ended January 31, 1997
                               Individual Grants

          (a)                     (b)                 (c)              (d)           (e)
                               Number of         Percent of Total
                               Securities        Options Granted     Exercise
                               Underlying         to Employees        Price        Expiration
         Name                Options Granted     in Fiscal Year      ($/share)     Date (1)
--------------------------   -----------------   -----------------   -----------   -----------
Victor J. Salerno   ......        0                       0            N/A          N/A
Robert D. Ciunci    ......       50,000                28.6%          $6.875       08/22/04

------------
1. Options become exercisable three years after grant date, beginning on August 22, 1999, and expire on August 22, 2004.

     The following table sets forth the number of exercisable and unexercisable options as of January 31, 1997, and the value of such options for the Chief Executive Officer and the named executive officer.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTIONS VALUES

                                                              Number of Securities               Value of
                                                                   Underlying                   Unexercised
                                                             Unexercised Options At            In-The-Money
                                Shares                        Fiscal Year End (#)          Options at FY End ($)
                             Acquired or        Value
         Name                Exercised (#)     Realized     Exercisable/Unexercisable     Exercisable/Unexercisable
--------------------------   ---------------   ----------   ---------------------------   --------------------------
Victor J. Salerno   ......        0               0                       0/0                            0/0
Robert D. Ciunci    ......        0               0                  0/50,000(1)                  0/$198,100

------------
(1) Options become exercisable on August 22, 1999 and expire on August 22,
    2004.

Director's Compensation

     Directors who are not employees or consultants of the Company receive a fee of $200 plus traveling expenses for each Board meeting they attend.

     During the fiscal year ended January 31, 1997, pursuant to the Company's Directors' Stock Option Plan, options to purchase, respectively, 400 and 300 shares of the Company's Common Stock at an exercise price of $10.75 per share were granted to Messrs. Barengo and Roxborough. These options become fully exercisable on January 31, 1998 and expire on January 31, 2007.

     In the year ended January 31, 1997, the Company paid $16,800 and MEGA$PORTS, INC. paid $1,275 to Las Vegas Sports Consultants, Inc. for certain, independent consulting services. Mr. Roxborough is the President of Las Vegas Sports Consultants, Inc.


Employment Agreements

     On August 1, 1995, the Company entered into employment agreements with Victor J. Salerno and Robert D. Ciunci. Each agreement has a five-year initial term and shall automatically renew for one-year periods unless either party gives the other sixty (60) days written notice to terminate prior to the expiration of the current term.

     Pursuant to his employment agreement, Mr. Salerno is employed as the President and Chief Executive Officer of the Company for a base salary of $200,000 per year ("Base Salary"). In addition, Mr. Salerno will be entitled to receive a performance bonus each calendar year ("Performance Bonus") equal to 5% of the Company's Pre-Tax Earnings (as defined in the agreement) for the prior fiscal year. In the event the agreement is terminated by the Company in violation thereof, the Company has agreed to pay as termination benefits to Mr. Salerno a continuation of his Base Salary, Performance Bonus and all other benefits under the agreement for the remainder of the then outstanding term. In the event Mr. Salerno dies or becomes disabled (as defined in the agreement), the Company has agreed to pay the termination benefits for up to one year. Mr. Salerno is entitled to participate in the Company's benefit plans available to the Company's officers and employees generally.

     Pursuant to his employment agreement, Mr. Ciunci is employed as the Chief Financial Officer and Executive Vice President of the Company for a base salary ("Base Salary") of $110,000 per year plus a performance bonus ("Performance Bonus") each calendar year equal to 3% of the Company's Pre-Tax Earnings (as defined in the agreement) for the prior fiscal year. In the event the agreement is terminated by the Company in violation thereof or there is a "Change of Control" or "Constructive Termination," the Company has agreed to pay to Mr. Ciunci, as termination benefits, a continuation of his Base Salary, Performance Bonus and all other benefits under the agreement for the remainder of the then outstanding term. A Change of Control occurs when a substantial portion of the assets of the Company is transferred, exchanged or sold to a non-affiliated third party or any person other than Mr. Salerno becomes the owner of securities of the Company representing 35% or more of the combined voting power of the Company's securities then outstanding. A Constructive Termination occurs when Mr. Ciunci is not re-appointed or re-elected to the position of Executive Vice President and Chief Financial Officer or if there is a change of his duties inconsistent with such offices. In the event Mr. Ciunci dies or becomes disabled (as defined in the agreement), the Company has agreed to pay the termination benefits for up to one year. Mr. Ciunci is entitled to participate in the Company's benefit plans available to the Company's officers and employees generally.


                APPROVAL OF AMENDMENT TO 1995 STOCK OPTION PLAN
                     Summary of the 1995 Stock Option Plan


     The Company's Board of Directors adopted the 1995 Stock Option Plan (the "1995 Plan") on November 1, 1995, and the Company's stockholders approved the 1995 Plan on May 9, 1996. As of June 15, 1997, 174,200 shares of Common Stock were reserved for issuance upon exercise of options previously granted under the 1995 Plan and 180,800 shares were reserved for the grant of future options.

     At the meeting of the Board of Directors on May 8, 1997, the Board approved an amendment to the 1995 Plan, subject to stockholder approval, to increase by 200,000 shares the number of shares of Common Stock available for issuance upon exercise of options granted under the 1995 Plan, thereby increasing the number of shares issuable under the 1995 Plan to 555,000 shares of Common Stock. The Board adopted this amendment to ensure that the Company will be able to grant stock options to officers and key employees, consultants and advisors of the Company.

     In addition the amendment to the 1995 Plan would permit (a) the Board of Directors to modify the 1995 Plan in certain respects without the necessity of stockholder approval, (b) all actions taken by the Company's Stock Option Committee to be subject to review by the Board and (c) the Company's Stock Option Committee to grant options to key consultants and advisors to the Company. The amendment would delete the stockholder approval requirement for changes in the plan that increase the benefits accruing to participants. However, stockholder approval would still be required for increasing the number of shares issuable or changing the eligibility requirements for participation. The Board adopted this amendment to the 1995 Plan in order to afford more flexibility in adapting the 1995 Plan as necessary to best carry out its purposes of increasing the stakes of participants in the Company's continued success and progress and attracting and retaining key employees, consultants and advisors.


     At the Annual Meeting, the stockholders are being requested to consider and approve the amendment to the 1995 Plan. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy will be required to approve the amendment.


     The purpose of the 1995 Plan is to enable the Company and its subsidiaries to obtain and retain the services of key employees, consultants and advisors and to provide them with increased motivation and incentive to exert their best efforts on behalf of the Company by enlarging their personal stake in its success.


     The 1995 Plan is administered by the Company's Stock Option Committee (the "Committee") composed of at least two directors of the Company. A member of the Committee may not be granted or awarded stock, stock options, or stock appreciation rights under any plan at any time he is serving as a member of the Committee or within one year prior thereto, unless the plan provides for formula grants or awards. The Committee members act as administrators of the 1995 Plan, and the Committee has authority, subject to the terms of the 1995 Plan, to determine the persons to whom options will be granted, whether the options will be incentive stock options or nonqualified stock options, the number of shares subject to each option, and the terms and provisions of each option.


     The Plan provides that no member of the Committee will be liable for any action or determination made by him in good faith relating to the Plan. The plan also provides that the Company will indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the Plan, unless arising out of such person s own fault or bad faith.


     Officers and key employees, consultants and advisors of the Company are eligible to receive options under the 1995 Plan, as amended. The Company estimates that there are currently approximately 50 officers and other key employees, consultants and advisors of the Company who are eligible to receive options under the 1995 Plan.


     Subject to the usual antidilution provisions for stock dividends, stock splits or other subdivisions or reclassifications of the Common Stock, options may be granted under the 1995 Plan, as amended, to purchase not more than 555,000 shares of Common Stock. If any option expires or terminates without being fully exercised and before the 1995 Plan terminates, the unpurchased shares subject thereto will again be available for purposes of the 1995 Plan.


     The 1995 Plan permits the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code (the "Code"), and of nonqualified stock options. An option may be granted under the 1995 Plan for a term of up to ten years (five years in the case of incentive stock options granted to an optionee who is a stockholder of the Company owning more than ten percent of the voting power of the Company), and may be exercised at any time during its term unless the Committee fixes a specific vesting period or periods for exercise of any option. If any proposed transaction may result in a change in control of the Company, in connection therewith, the Committee, with the approval of the majority of the members of the Board who are not then holding options, may accelerate the exercise periods of any options.

     Options are not transferable by the optionee except by will or the laws of descent and distribution. During the lifetime of the optionee, options are exercisable only by the optionee or to the extent such exercise would not prevent an option from qualifying as an incentive stock option, by his or her guardian or legal representative.

     An optionee's rights under any option terminate upon the termination of employment for any reason except (a) death, (b) disability, (c) retirement or
(d) pursuant to or in violation of a written employment agreement with the Company originally executed prior to August 2, 1995. The Committee may elect to permit exercise of such option for a period ending on the earlier of the expiration date of the option and a date thirty days after the termination of employment as to the total number of shares purchasable under the option as of the date of termination. Whether a leave of absence, or absence in military or government service constitutes termination will be decided by the Committee. The Plan provides that in the event of termination of an optionee's employment by reason of such optionee's death, disability, or retirement, or pursuant to or in violation of a written employment agreement with the Company originally executed prior to August 2, 1995, any outstanding option held by such optionee will immediately become exercisable as to the total number of shares purchasable thereunder and will remain so exercisable at any time prior to its expiration date or, if earlier, the first anniversary of termination of the optionee's employment. Neither the Plan nor any options confer any rights to employment with the Company nor have any effect on the terms or continuation of any employment relationship with the Company.

     The purchase price per share of Common Stock deliverable upon the exercise of an option is determined by the Committee at the time of grant. However, the purchase price per share under an option may not be less than 100% (110% in the case of incentive stock options granted to optionees who own more than ten percent of the voting power of the Company) of the fair market value per share on the date the option is granted. The fair market value of the Company's Common Stock on June 13, 1997 was $10.75, based on the average of the high and low prices on that date as reported on the NASDAQ National Market. The purchase price may be paid in cash or by certified or cashier's check or, to the extent permitted by the Committee, in shares of the Company's Common Stock.

     The 1995 Plan will continue in effect until October 31, 2005, unless earlier suspended or discontinued. The 1995 Plan, as amended, may be modified, terminated or amended at any time by the Board of Directors except that, without stockholder approval, the Board may not increase the number of shares which may be issued under the 1995 Plan or modify the requirements as to eligibility for participation. The modification, amendment or termination of the 1995 Plan will not affect the rights of an optionee under any option previously granted to the optionee unless the optionee consents thereto.

     As stated above, the 1995 Plan permits the grant both of options that qualify as incentive stock options under Section 422 of the Code and of nonqualified options. Options which qualify as incentive stock options are entitled to special tax treatment if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the incentive stock option and within one year after the issue of the shares to the optionee upon exercise of the incentive stock option. If this condition is satisfied neither the grant nor the exercise of incentive stock options will result in taxable income to the recipient or in a deduction to the Company. If cash is used to exercise, the optionee receives a tax basis in the stock purchased under an incentive stock option equal to the option price. The optionee realizes, upon subsequent sale or other disposition of stock purchased pursuant to an incentive stock option, capital gain (or loss) equal to the excess (or deficiency) of the amount realized upon disposition over such tax basis. The difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax.

     An optionee who transfers shares purchased under an incentive stock option within the one- or two-year holding period, subject to certain exceptions, will realize, in the year of such disposition, (a) ordinary income equal to the excess of (i) the fair market value of the shares on the date of exercise over
(ii) the option price and (b) capital gain equal to the excess, if any, of the amount realized upon disposition over the fair market value of the shares on the date of exercise. If the amount realized on disposition is less than the fair market value of the shares on the date of exercise and the disposition occurs in a sale or exchange with respect to which a loss (if sustained) would be recognized, then the ordinary income realized by the optionee will, in most cases, be limited to the excess of the amount realized over the option price. Upon such a disposition, the Company will be entitled to deduct an amount equal to the ordinary income realized by the optionee.

     If an incentive stock option is exercised and the optionee uses previously owned shares of Common Stock to pay the option price, the optionee's tax basis will carry over to an equal number of shares purchased. The remaining Common Stock received upon exercise of the option will receive a zero tax basis. The optionee will realize no gain or loss as a result of the disposition of the previously-owned shares, provided, if the shares were purchased under an incentive stock option, the holding period requirement was satisfied.

     The grant of nonqualified stock options will not result in any taxable income to the recipient or in a deduction by the Company. However, upon exercise of a nonqualified option, the optionee will realize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the purchase price, and the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income. If cash is used to exercise the option, the optionee will receive a tax basis in stock purchased under a nonqualified option equal to its fair market value at the time of exercise. On subsequent disposition of the shares, the optionee will realize capital gain (or loss) equal to the excess (or deficiency) of the amount realized over such tax basis. The gain or loss will be long- or short-term depending on the optionee's holding period for the shares.

     If a nonqualified option is exercised and the optionee uses previously-owned shares of Common Stock to pay the purchase price, the optionee will realize ordinary income as described above, but will realize no gain or loss as a result of the disposition of the previously-owned shares, provided, if the shares were purchased under an incentive stock option, the holding period requirement was satisfied. The optionee's tax basis will carry over to an equal number of shares purchased. The remaining shares of Common Stock will take a tax basis equal to their fair market value.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1995 STOCK OPTION PLAN.


                        RATIFICATION OF APPOINTMENT OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed the Company's present independent public accountants, Arthur Andersen LLP, for the fiscal year ending January 31, 1998. This appointment will be submitted to the Stockholders for ratification at the Meeting.

     The submission of the appointment of Arthur Anderson LLP for ratification by the Stockholders is not required by law or by the By-laws of the Company. The Board of Directors is nevertheless submitting it to the Stockholders to ascertain their views. If the Stockholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors.

     Representatives of Arthur Anderson LLP are expected to be present at the Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.


                                 OTHER MATTERS

     No other matters requiring a vote of the stockholders are expected to come before the Meeting. However, if other matters should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matters.


                           EXPENSES OF SOLICITATION

     The solicitation of proxies being on behalf of the Board of Directors, all expenses in connection therewith will be paid by the Company. Request will be made of brokerage houses and other custodians, nominees and fiduciaries to forward the solicitation material at the expense of the Company to the beneficial owners of stock held of record by such persons.


                             STOCKHOLDER PROPOSALS

     Proposals by Stockholders intended to be presented at the next annual meeting of Stockholders of the Company must be received by the Company at its executive offices at 675 Grier Drive, Las Vegas, Nevada 89119, between April 16, 1998 and May 16, 1998 to be included in the Company's proxy statement and form of proxy for the 1998 annual meeting. THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED JANUARY 31, 1997. REQUESTS SHOULD BE DIRECTED TO MR. ROBERT D. CIUNCI, CHIEF FINANCIAL OFFICER, AMERICAN WAGERING, INC., 675 GRIER DRIVE, LAS VEGAS, NEVADA 89119.




                                        By Order of the Board of Directors





                                        Michael Merillat, Secretary

                                   APPENDIX

                            AMERICAN WAGERING, INC.

                            1995 STOCK OPTION PLAN
                       (as amended through May 8, 1997)


     1. Definitions.


       As used in this Plan, the following definitions apply to the terms indicated below:


       A. "Board" means the Board of Directors of the Company.


       B. "Committee" means the Stock Option Committee appointed by the Board from time to time to administer the Plan. The Committee shall consist of at least two persons, who shall be directors of the Company and who shall not be or have been granted or awarded, while serving on the Committee or within one year prior thereto, stock, stock options, or stock appreciation rights pursuant to any plan of the Company or any of its affiliates except a plan that provides for formula grants or awards.


       C. "Company" means American Wagering, Inc., a Nevada corporation.


       D. "Fair Market Value" of a Share on a given day means, if the Shares are traded in a public market, the mean between the highest and lowest quoted selling prices of a Share as reported on the principal securities exchange on which the Shares are then listed or admitted to trading, or if not so reported, the mean between the highest and lowest quoted trading prices of a Share if traded on a national market system, or the mean between the highest asked price and the lowest bid price as the case may be, as reported on the National Association of Securities Dealers Automated Quotation System. If the Shares shall not be so traded, the Fair Market Value shall be determined by the Committee taking into account all relevant facts and circumstances.


       E. "Grantee" means a person who is either an Optionee or an Optionee-Stockholder.


       F. "Incentive Stock Option" means an option, whether granted under this Plan or otherwise, that qualifies as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.


       G. "Option" means a right to purchase Shares under the terms and conditions of this Plan as evidenced by an option certificate or agreement for Shares in such form, not inconsistent with this Plan, as the Committee may adopt for general use or for specific cases from time to time.


       H. "Optionee" means a person other than an Optionee-Stockholder to whom an option is granted under this Plan.


       I. "Optionee-Stockholder" means a person to whom an option is granted under this Plan and who at the time such option is granted owns, actually or constructively, stock of the Company or of a Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of such Parent or Subsidiary.


       J. "Nonqualified Option" means an Option that is not an Incentive Stock Option.


       K. "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an Option, each of the corporations in the unbroken chain (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


       L. "Plan" means this American Wagering, Inc. 1995 Stock Option Plan, including any amendments to the Plan.


       M. "Share" means a share of the Company's common stock, par value $.01 per share, either now or hereafter owned by the Company as treasury stock or authorized but unissued.

       N. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Option, each of the corporations in the unbroken chain (other than the last corporation in the chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


       O. Options shall be deemed "granted" under this Plan on the date on which the Committee, by appropriate action, approves the grant of an Option hereunder or on such subsequent date as the Committee may designate.


       P. As used herein, the masculine includes the feminine, the plural includes the singular, and the singular includes the plural.


     2. Purpose.


       The purposes of the Plan are as follows:


       A. To secure for the Company and its stockholders the benefits arising from share ownership by those officers and key employees, consultants and advisors of the Company and its Subsidiaries who will be responsible for the Company's future growth and continued success. The Plan is intended to provide an incentive to officers and key employees, consultants and advisors by providing them with an opportunity to acquire an equity interest or increase an existing equity interest in the Company, thereby increasing their personal stake in its continued success and progress.


       B. To enable the Company and its Subsidiaries to obtain and retain the services of key employees, consultants and advisors by providing such key employees, consultants and advisors with an opportunity to acquire Shares under the terms and conditions and in the manner contemplated by this Plan.


     3. Plan Adoption and Term.


       A. This Plan shall become effective upon its adoption by the Board, and Options may be issued upon such adoption and from time to time thereafter; provided, however, that the Plan shall be submitted to the Company's stockholders for their approval at the next annual meeting of Stockholders, or prior thereto at a special meeting of stockholders expressly called for such purpose; and provided further, that the approval of the Company's stockholders shall be obtained within 12 months of the date of adoption of the Plan. If the Plan is not approved by the affirmative vote of the holders of a majority of all shares present in person or by proxy, at a duly called stockholders' meeting at which a quorum representing a majority of all voting stock is present in person or by proxy and voting on this Plan or by the unanimous written consent of all Stockholders of the Company, then this Plan and all Options then outstanding under it shall forthwith automatically terminate and be of no force and effect.


       B. Subject to the provisions hereinafter contained relating to amendment or discontinuance, this Plan shall continue to be in effect for ten (10) years from the date of adoption of this Plan by the Board. No Options may be granted hereunder except within such period of ten (10) years.


     4. Administration of Plan.


       A. This Plan shall be administered by the Committee. Except as otherwise expressly provided in this Plan, the Committee shall have authority to interpret the provisions of the Plan, to construe the terms of any Option, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Options granted hereunder, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. Without limiting the foregoing, the Committee shall, to the extent and in the manner contemplated herein, exercise the discretion granted to it to determine to whom Incentive Stock Options and Non-qualified Options shall be granted, how many Shares shall be subject to each such Option, whether a Grantee shall be required to surrender for cancellation an outstanding Option as a condition to the grant of a new Option, and the prices at which Shares shall be sold to Grantees. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency.

       B. No member of the Committee shall be liable for any action taken or omitted or any determination made by him in good faith relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the Plan, unless arising out of such person's own fault or bad faith.

       C. Any power granted to the Committee either in this Plan or by the Board may at any time be exercised by the Board and any determination by the Committee shall be subject to review and reversal or modification by the Board on its own motion.

     5. Eligibility. Officers and key employees, consultants and advisors of the Company and its Subsidiaries shall be eligible for selection by the Committee to be granted Options. An employee, consultant or advisor who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.

     6. Options.

       A. Subject to adjustment as provided in Paragraph 13 hereof, Options may be granted pursuant to the Plan for the purchase of not more than an aggregate of 555,000 Shares; provided, however, that if prior to the termination of the Plan, an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan.

       B. The aggregate fair market value (determined as of the time Options are granted) of the stock with respect to which Incentive Stock Options may be or become exercisable for the first time by a Grantee during any calendar year (whether granted under this Plan or any other plan of the Company or any Parent or Subsidiary corporation) shall not exceed $100,000. To the extent an Incentive Stock Option may be or become exercisable in violation of this limitation, it shall be deemed to be a Nonqualified Option.

     7. Option Price. The purchase price per Share deliverable upon the exercise of an Option shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of such Share on the date the Option is granted (110% of the Fair Market Value of such Share on the date an Incentive Stock Option is granted to an Optionee-Stockholder).

     8. Duration of Options. Each Option and all rights thereunder shall expire and the Option shall no longer be exercisable on a date not later than ten (10) years (five (5) years in the case of an Incentive Stock Option granted to an Optionee-Stockholder) from the date on which the Option was granted, or such lesser period of time as the Committee designates at the time of the grant of an Option. Options may expire and cease to be exercisable on such earlier date as the Committee may determine at the time of grant. Options shall be subject to termination before their expiration date as provided herein.

     9. Conditions Relating to Exercise of Options.

       A. The Shares subject to any Option may be purchased at any time during the term of the Option, unless, at the time an Option is granted, the Committee shall have fixed a specific period or periods in which exercise must take place. To the extent an Option is not exercised when it becomes initially exercisable, or is exercised only in part, the Option or remaining part thereof shall not expire but shall be carried forward and shall be exercisable until the expiration or termination of the Option. Partial exercise as to whole Shares is permitted from time to time, provided that no partial exercise of an Option shall be for a number of Shares having a purchase price of less than $100.

       B. No Option shall be transferable by the Grantee thereof other than by will or by the laws of descent and distribution, and Options shall be exercisable during the lifetime of a Grantee only by such Grantee or, to the extent that such exercise would not prevent an Option from qualifying as an Incentive Stock Option under the Internal Revenue Code, by his or her guardian or legal representative.

       C. Certificates for Shares purchased upon exercise of Options shall be issued either in the name of the Grantee or in the name of the Grantee and another person jointly with the right of survivorship. Such certificates shall be delivered as soon as practical following the date the Option is exercised.

       D. An Option shall be exercised by the delivery to the Company at its principal office, to the attention of its Secretary, of written notice of the number of Shares with respect to which the Option is being exercised, and of the name or names in which the certificate for the Shares is to be issued, and by paying the purchase price for the Shares. The purchase price shall be paid in cash or by certified check or bank cashier's check or by delivering to the
Company:


       (1) Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by the Grantee having a Fair Market Value equal to the purchase price; or


       (2) a notarized statement attesting to ownership of the number of Shares which are intended to be used at Fair Market Value to pay the purchase price, with the certificate number(s) thereof, and requesting that only the incremental number of Shares as to which the Option is being exercised be issued by the Company.


       E. Notwithstanding any other provision in this Plan, no Option may be exercised unless and until (i) this Plan has been approved by the stockholders of the Company, and (ii) the Shares to be issued upon the exercise thereof have been registered under the Securities Act of 1933 and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration. The Company shall not be under any obligation to register under applicable Federal or state securities laws any Shares to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option or the issuance and sale of Shares subject to such Option. If the Company chooses to comply with such an exemption from registration, the certificates for Shares issued under the Plan, may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Shares represented thereby, and the Committee may also give appropriate stop-transfer instructions to the transfer agent of the Company.


       F. Any person exercising an Option or transferring or receiving Shares shall comply with all regulations and requirements of any governmental authority having jurisdiction over the issuance, transfer or sale of securities of the Company or over the extension of credit for the purposes of purchasing or carrying any margin securities, or the requirements of any stock exchange or national market or automated quotation system on which the Shares may be listed, and as a condition to receiving any Shares, shall execute all such instruments as the Committee in its sole discretion may deem necessary or advisable.


       G. Each Option shall be subject to the requirement that if the Committee shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange, national market or automated quotation system or under any state or Federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effective or obtained free of any conditions not acceptable to the Committee.


     10. Effect of Termination of Employment or Death.


       A. In the event of termination of a Grantee's employment by reason of such Grantee's death, disability or retirement with the consent of the Board or in accordance with an applicable retirement plan, or pursuant to a written employment agreement between the Company and Grantee originally executed prior to August 2, 1995 (i) the Grantee s employment with the Company is terminated by the Company at any time in violation of such agreement or (ii) Grantee unilaterally terminates such agreement by the terms of such agreement within six months after a Constructive Termination (as defined in such agreement) or a Change of Control (as defined in such agreement) any outstanding Option held by such Grantee shall, notwithstanding the extent to which such Option was exercisable prior to termination of employment, immediately become exercisable as to the total number of Shares purchasable thereunder. Any such Option shall remain so exercisable at any time prior to its expiration date or, if earlier, the first anniversary of termination of the Grantee's employment.


       B. In the event of termination of a Grantee's employment for any reason other than as set forth in Paragraph 10A hereof, all rights of any kind under any outstanding Option held by such Grantee shall immediately lapse and terminate, except that the Committee may, in its discretion, elect to permit exercise for a period ending on the earlier of the expiration date of the Option and a date thirty days after the termination of employment as to the total number of Shares purchasable under the Option as of the date of the termination.

       C. Whether an authorized leave of absence or absence in military or government service shall constitute termination of employment shall be determined by the Committee. Transfer of employment between the Company and a Subsidiary corporation or between one Subsidiary corporation and another shall not constitute termination of employment.

     11. No Special Employment Rights. Nothing contained in the Plan or in any Option shall confer upon any Grantee any right with respect to the continuation of his or her employment by the Company or a Subsidiary or interfere in any way with the right of the Company or a Subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Grantee from the rate in existence at the time of the grant of an Option.

     12. Rights as a Stockholder. The Grantee of an Option shall have no rights as a stockholder with respect to any Shares covered by an Option until the date of issuance of a certificate to him for such Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date of issuance of such certificate.

     13. Anti-dilution Provision.

       A. In case the Company shall (i) declare a dividend or dividends on its Shares payable in shares of its capital stock, (ii) subdivide its outstanding Shares, (iii) combine its outstanding Shares into a smaller number of Shares, or (iv) issue any shares of capital stock by reclassification of its Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of Shares authorized under the Plan will be adjusted proportionately. Similarly, in any such event, there will be a proportionate adjustment in the number of Shares subject to unexercised Options (but without adjustment to the aggregate option price).

       B. In the event of any kind of transaction which may constitute a change in control of the Company, the Committee, with the approval of the majority of the members of the Board who are not then holding Options (or for Grantees who are neither Optionee-Stockholders nor directors of the Company, with the approval of a majority of the members of the Board), may modify any and all outstanding Options so as to accelerate, as a consequence of or in connection with such transaction, a Grantee's right to exercise any such Option. Notwithstanding the foregoing, if the operation of this Paragraph 13B would cause an Option to become exercisable in such a way as to violate Paragraph 6B hereof, the exercisability of such Option shall be delayed as necessary to avoid such a violation.

     14. Withholding Taxes. Whenever an Option is to be exercised under the Plan, the Company shall have the right to require the Grantee, as a condition of exercise of the Option, to remit to the Company an amount sufficient to satisfy the Company's (or a Subsidiary's) Federal, state and local withholding tax obligation, if any, that will, in the sole opinion of the Committee, result from the exercise. In addition, the Company shall have the right, at the sole discretion of the Committee, to satisfy any such withholding tax obligation by retention of Shares issuable upon such exercise having a Fair Market Value on the date of exercise equal to the amount to be withheld.

     15. Amendment of the Plan. The Board may at any time and from time to time terminate or modify or amend the Plan in any respect, except that, without stockholder approval, the Board may not (a) increase the number of Shares which may be issued under the Plan, or (b) modify the requirements as to eligibility for participation under the Plan. The termination or modification or amendment of the Plan shall not, without the consent of a Grantee, affect his rights under an Option previously granted to him or her. With the consent of the Grantee, the Board may amend outstanding Options in a manner not inconsistent with the Plan.

     16. Miscellaneous.

       A. It is expressly understood that this Plan grants powers to the Committee but does not require their exercise; nor shall any person, by reason of the adoption of this Plan, be deemed to be entitled to the grant of any Option; nor shall any rights begin to accrue under the Plan except as Options may be granted hereunder.

       B. All expenses of the Plan, including the cost of maintaining records, shall be borne by Company.

     17. Governing Law. This Plan and all rights hereunder shall be governed by and interpreted in accordance with the laws of the State of Nevada.

                            AMERICAN WAGERING, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Victor J. Salerno, Robert D. Ciunci, Michael Merillat, Robert R. Barengo and Michael Roxborough, or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of American Wagering, Inc. (the "Company") to be held on July 15, 1997 at 10:00 A.M., local time and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse, and in their discretion upon such other matters as may come before the meeting.

/X/ Please mark your votes as in this example

1. Election of Directors
   Nominees:   Victor J. Salerno     Robert D. Ciunci     Michael Merillat
               Robert R. Barengo     Michael Roxborough

                           / / FOR     / / WITHHELD

For except vote withheld from the following nominee(s):


--------------------------------------------------------------------------------


2. Amendment to the 1995 Stock Option Plan to, among other things, increase the number of shares available in the Plan by 200,000.

                    / / FOR     / / AGAINST     / / ABSTAIN

3. Ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending January 31, 1998.

                    / / FOR     / / AGAINST     / / ABSTAIN

                (To Be Continued And Signed On The Reverse Side)







IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2 AND 3, THIS PROXY WILL ALSO BE VOTED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE_____________________________________________________ DATE___________

SIGNATURE_____________________________________________________ DATE___________



                                        NOTE: Please sign exactly as name
                                        appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.